SUPPLEMENT DATED March 15, 2006

TO THE AUL AMERICAN UNIT TRUST

PROSPECTUS DATED MAY 1, 2005

Page 6 of the Prospectus is revised to add the following funds to the table:

Investment Accounts and	Class
Corresponding Mutual Fund	Designation
Portfolios_______________	if any(1)___	Mutual Fund	Investment Advisor

OneAmerica Socially Responsive	Class O	OneAmerica Funds, Inc.	American United Life Insurance
Company®

OneAmerica Socially Responsive	Advisor Class	OneAmerica Funds, Inc.	American United Life Insurance
Company®

Beginning on page 33 of the Prospectus the following language is added:

OneAmerica Socially Responsive - Advisor Class and Class O

OneAmerica Socially Responsive - Advisor Class and Class O

Seeking long-term capital appreciation. The OneAmerica Socially Responsive Portfolio seeks current investment income as a secondary objective. In pursuit of its objectives, the Portfolio primarily invests in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The Portfolio may invest in companies of any size and may change composition between small, medium and large companies depending on the outlook for the economic environment and the markets.

FOR ADDITIONAL INFORMATION CONCERNING ONEAMERICA FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE ONEAMERICA FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

This supplement should be retained with the Prospectus for future reference.